Exhibit 4.1

SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION CUSIP 01021X 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK 0000001 RIADH ZINE, CHIEF EXECUTIVE OFFICER SPECIMEN FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK IS THE OWNER OF $0.01 PAR VALUE, OF AKUMIN INC. THIS CERTIFIES THAT transferable on the books of the Company in Person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as it may be amended, and the Bylaws, as they may be amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. ROHIT NAVANI, EXECUTIVE VICE PRESIDENT TSX TRUST COMPANY, CO-AGENT COUNTERSIGNED AND REGISTERED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY {New York, N.Y.) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM -as tenants in common UNIF GIFT MIN ACT- Custodian TENENT—as tenants by the entireties (cust) (Minor) IT TEN -as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act- in common (State) TIEE -trustee under Agreement dated _ Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE. Shares of the common stock represented by this certificate and do hereby irrevocably constitute and appoint    attorney, to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises. DATED    NOTICE; The    signature to this assignment must correspond with the name aa written upon the face of the certificate In every particular without alteration or enlargement or any change whatever. SIGNATURE GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TOS.E.C. RULE 17Ad-15.